NUVEEN STRATEGIC INCOME FUND

SUPPLEMENT DATED JANUARY 10, 2014

TO THE SUMMARY PROSPECTUS DATED OCTOBER 31, 2013

1.	The first paragraph of the section “Principal Investment Strategies” is deleted and replaced with the following paragraph:

Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in debt securities, including:

•	U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities);
•	residential and commercial mortgage-backed securities;
•	asset-backed securities;
•	domestic and foreign corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations;
•	fixed and floating rate loans, including senior loans and secured and unsecured junior loans, in an amount not to exceed 20% of the Fund’s net assets;
•	debt obligations of foreign governments; and
•	municipal securities in an amount not to exceed 20% of the Fund’s net assets.

2.	The following risk factor is added to the section “Principal Risks”:

Loan Risk—Portfolio transactions in loans may settle in as short as seven days but typically can take up to two or three weeks, and in some cases much longer. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Credit risk is heightened for loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-SINCS-0114P